Exhibit 4.1

EXECUTION VERSION

FIRST AMENDMENT dated as of August 28, 2015 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 3, 2014 (the “Credit Agreement”), among PENTAIR FINANCE S.A., a public limited liability company (société anonyme) incorporated under the laws of Luxembourg, with its registered office at 26, boulevard Royal L-2449 Luxembourg and registered with the Luxembourg trade companies register under number B 166.305 (the “Company”), PENTAIR PLC, an Irish public limited company (the “Parent”), PENTAIR INVESTMENTS SWITZERLAND GmbH, a Swiss Gesellschaft mit beschränkter Haftung (the “Swiss Parent”), the LENDERS from time to time party thereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

The Company has requested that the Lenders (such term and each other capitalized definitional term used but not defined herein having the meaning assigned to it in the Credit Agreement) agree, and the Lenders whose signatures appear below have agreed, to amend the Credit Agreement on the terms and subject to the conditions set forth herein. Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. The Credit Agreement is hereby amended, effective as of the Effective Date (as defined in Section 3 below), as follows:

(a) The following definition is added in the appropriate alphabetical order to Section 1.1:

“ERICO Acquisition” means the acquisition of ERICO Global Company (“ERICO”) provided for in the Agreement and Plan of Merger dated as of August 15, 2015, among the Parent, Pentair Lionel Acquisition Co., Pentair Lionel Merger Sub, Inc. and ERICO.

(b) The definition of “Swing Line Sublimit” in Section 1.1 is amended and restated as follows:

“Swing Line Sublimit” means the lesser of (a) US$150,000,000 and (b) the Aggregate Commitments.

(c) Section 2.3.1(a)(B) is amended to read as follows:

“(B) the aggregate Dollar Equivalent principal amount of all Swing Line Loans denominated in Euros shall not exceed US$45,000,000.”

(d) Section 6.2 is amended to read as follows:

“6.2 Maximum Leverage Ratio. The Parent shall not permit the Leverage Ratio on the last day of any period of four consecutive fiscal quarters of the Parent to exceed 3.50 to 1.00; provided, however, that, after the closing of the ERICO Acquisition, such ratio may not exceed: (a) 4.50 to 1.00 as of the last day of any period of four consecutive fiscal quarters of the Parent ending on or prior to June 30, 2016; (b) 4.25 to 1.00 as of the last day of the period of four consecutive fiscal quarters of the Parent ending on September 30, 2016; (c) 4.00 to 1.00 as of the last day of the period of four consecutive fiscal quarters of the Parent ending on December 31, 2016; (d) 3.75 to 1.00 as of the last day of any period of four consecutive fiscal quarters of the Parent ending after December 31, 2016, but on or prior to June 30, 2017; and (e) 3.50 to 1.00 as of the last day of any period of four consecutive fiscal quarters of the Parent ending thereafter.”

(e) Section 6.14 is amended by changing the heading thereof to “Swiss Parent Guarantee; Subsidiary Guarantees”; by inserting “(a)” immediately before the text thereof; by changing the reference to “$25,000,000” therein to “$75,000,000”; and by inserting at the end thereof the following new paragraph (b):

“(b) Any Subsidiary of the Parent (other than the Company) that shall at any time have in effect a Guarantee of the Senior Notes and/or any other Debt of the Company or the Parent (other than Debt under this Agreement) in an aggregate outstanding principal amount that exceeds $75,000,000 shall promptly execute and deliver to the Administrative Agent a Guarantee of the Obligations, on substantially the terms set forth in Article X and otherwise reasonably satisfactory in form and substance to the Administrative Agent, together with such evidence (including, if requested, one or more legal opinions) of its authority to enter into such Guarantee and of the enforceability thereof as the Administrative Agent shall reasonably request. Unless the Company elects otherwise, any such Guarantee shall provide that (i) it will terminate at such time as (A) such Subsidiary shall no longer have in effect a Guarantee of the Senior Notes or of any other Debt of the Company or the Parent (other than Debt under this Agreement) in an aggregate outstanding principal amount that exceeds $75,000,000 and (B) no Default or Event of Default shall have occurred and be continuing, and (ii) it will terminate if such Subsidiary ceases to be a Subsidiary of the Parent as the result of a transaction not prohibited hereby. Notwithstanding any provision hereof to the contrary, this Section 6.14(b) shall not apply to any Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Company, the cost or other consequences of causing such Subsidiary to deliver such a Guarantee would be excessive in view of the benefits to be obtained by the Lenders therefrom.”

SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) (i) the execution, delivery and performance of this Amendment, and of the Credit Agreement as amended hereby, by the Company have been duly authorized by all corporate and stockholder action required to be obtained by the Company, (ii) this Amendment has been duly executed and delivered by the Company and (iii) the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of the Company and the other Loan Parties party thereto, enforceable against the Company and such Loan Parties in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) on and as of the Effective Date, no Default or Event of Default has occurred and is continuing; and

(c) on and as of the Effective Date and after giving effect to this Amendment, the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Company, Parent, Swiss Parent and Lenders constituting the Required Lenders.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Amendment Fee. In consideration of the Lenders’ agreements set forth herein, the Company agrees to pay to the Administrative Agent, for the account of each Consenting Lender (as defined below), an amendment fee (the “Amendment Fee”) in an amount equal to 2.5 basis points (0.025%) of the amount of such Lender’s Commitment as in effect at the time this Amendment becomes effective on the Effective Date. The Amendment Fee shall be fully-earned as of the Effective Date, payable on the first Business Day after the Effective Date and non-refundable. As used herein, “Consenting Lender” means a Lender that executes and delivers to the Administrative Agent a signature page to this Amendment prior to 11:59 p.m. New York City time on August 28, 2015.

SECTION 5. Applicable Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 8. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, guarantees, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein and shall constitute a Loan Document.

SECTION 9. Headings. The Section headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PENTAIR FINANCE S.A.,

by	/s/ Benjamin Peric
	Name:	Benjamin Peric
	Title:	Director

PENTAIR PLC,

by	/s/ Christopher Rush Oster
	Name:	Christopher Rush Oster
	Title:	Authorized Signatory

PENTAIR INVESTMENTS SWITZERLAND GmbH,

by	/s/ Henning Wistorf
	Name:	Henning Wistorf
	Title:	Managing Director

by	/s/ Irena Kulis
	Name:	Irena Kulis
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Administrative Agent,

by	/s/ Anthea Del Bianco
	Name:	Anthea Del Bianco
	Title:	Vice President

First Amendment

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, as Euro Swing Line Lender,

by	/s/ Gary Saint
	Name:	Gary Saint
	Title:	Director

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: Bank of America, N.A.

by	/s/ Christopher Wozniak
	Name:	Christopher Wozniak
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

U.S. BANK NATIONAL ASSOCIATION, as US Swing Line Lender,

by	/s/ Edward B. Hanson
	Name:	Edward B. Hanson
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: U.S. Bank National Association

by	/s/ Edward B. Hanson
	Name:	Edward B. Hanson
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: JPMORGAN CHASE BANK, N.A.

by	/s/ Suzanne Ergastolo
	Name:	Suzanne Ergastolo
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

CITIBANK, N.A., Individually and as Issuing Bank,

by	/s/ Richard Rivera
	Name:	Richard Rivera
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

by	/s/ Mark Maloney
	Name:	Mark Maloney
	Title:	Authorized Signatory

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION,

by	/s/ Keith Luettel
	Name:	Keith Luettel
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

DEUTSCHE BANK AG NEW YORK BRANCH, as a lender,

by	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

by	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Director

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

SANTANDER BANK, N.A.,

by	/s/ Thomas J. Devitt
	Name:	Thomas J. Devitt
	Title:	Senior Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,

by	/s/ Luca Sacchi
	Name:	Luca Sacchi
	Title:	Managing Director

by1	/s/ Cristina Cignoli
	Name:	Cristina Cignoli
	Title:	Vice President

[1]	For any Lender requiring a second signature line.

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: Bank of Montreal, London Branch,

by	/s/ Anthony Ebdon
	Name:	Anthony Ebdon
	Title:	Managing Director

by1	/s/ Lisa Rodriguez
	Name:	Lisa Rodriguez
	Title:	Managing Director

[1]	For any Lender requiring a second signature line.

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: BNP PARIBAS,

by	/s/ Brendan Heneghan
	Name:	Brendan Heneghan
	Title:	Director

by1	/s/ Ade Adedeji
	Name:	Ade Adedeji
	Title:	Vice President

[1]	For any Lender requiring a second signature line.

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: ING Bank N.V., Dublin Branch,

by	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

by	/s/ Shaun Hawley
	Name:	Shaun Hawley
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: Australia and New Zealand Banking Group Limited,

by	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: Bank of China, Los Angeles Branch,

by	/s/ Ruisong Zhao
	Name:	Ruisong Zhao
	Title:	Senior Vice President and Branch Manager

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

BARCLAYS BANK PLC,

by	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: The Northern Trust Company,

by	/s/ Molly Drennan
	Name:	Molly Drennan
	Title:	Senior Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: PNC Bank, National Association,

by	/s/ Michael Cortese
	Name:	Michael Cortese
	Title:	Vice President

First Amendment

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE AMENDED AND

RESTATED CREDIT AGREEMENT OF PENTAIR

FINANCE S.A.

Name of Lender: Sumitomo Mitsui Banking Corporation,

by	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

First Amendment